Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


In connection with the accompanying Annual Report of Small Business Issuers of Sunrise U.S.A. Incorporated (the Company) on Form 10-KSB filed with the Securities and Exchange Commission on the date hereof (the Report), I, Omar G. Barrientos, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/ OMAR G. BARRIENTOS
   -----------------------------
   Omar G. Barrientos
   President
   Sunrise U.S.A. Incorporated

Date: April 29, 2005